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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 15, 1997

                       KEY CONSUMER ACCEPTANCE CORPORATION
             (Exact name of registrant as specified in its charter)

                                    DELAWARE

                            (State of Incorporation)

       333-12431                                          52-1995940
(Commission File Number)                      (IRS Employer Identification No.)

                                    Key Tower
                                127 Public Square
                           Cleveland, Ohio 44114-1306
               (Address of Principal Executive Offices) (Zip Code)

                                 (216) 689-6300
                (Telephone number of Principal Executive Offices)


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ITEM - 5:                      OTHER EVENTS

         The Registrant entered into a certain Sale and Servicing Agreement dated as of September 23, 1997 (the "Agreement") among the Registrant, AFG Receivables Trust 1997-B, as issuer (the "Issuer"), Key Bank USA, National Association, as servicer (the "Servicer") and Bankers Trust Company, as indenture Trustee (the "Indenture Trustee"). Under a Subservicing and Custodial Agreement dated as of September 23, 1997, AutoFinance Group, Inc. agreed to act as subservicer and subcustodian for Key Bank USA, National Association. Pursuant to an Indenture dated September 23, 1997 between the Issuer and the Indenture Trustee, a new series of notes and certificates (the 1997-B Notes and Certificates) representing interests in or secured by assets of the AFG Receivables Trust 1997-B, was created. The 1997-B Notes and Certificates consist of three classes of Asset Backed Notes and Asset Backed Certificates: the 6.20% Asset Backed Notes, Class A; the 6.40% Asset Backed Notes, Class B; the 7.00% Asset Backed Notes, Class C; and Asset Backed Certificates. Only the Notes were sold to the public. Reference is made to the Registration Statement, as amended, of Registrant on Form S-3, Registration No. 333-12431, under the Securities Act of 1933, as amended (the "Securities Act") and to the Prospectus Supplement thereto dated September 15, 1997, filed in connection therewith pursuant to Rule 424(b) of the Securities and Exchange Commission under the Securities Act, which describes further the Notes and Certificates and the offering thereof.

         On October 15, 1997, a distribution was made to the holders of the 1997-B Notes and Certificates. Specific information with respect to the distribution, as prepared by AutoFinance Group, Inc. as subservicer, is filed as
Exhibit 20 to this Current Report on Form 8-K and is incorporated herein by reference.

Item - 7:                         EXHIBIT INDEX

                                                                       Sequentially
    Exhibit No.                     Description                        Numbered Page
         20                Settlement Statement of the Issuer for               4
                           the period ended September 30, 1997
                           and the related distributions made on
                           October 15, 1997


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  October 29, 1997             KEY CONSUMER ACCEPTANCE
                                     CORPORATION

                                     By /s/ Craig T. Platt
                                       --------------------------------------
                                       Craig T. Platt
                                       President and Chief Executive Officer